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                                                                    EXHIBIT 10.8

                           INDEMNIFICATION AGREEMENT

        This Indemnification Agreement is made and entered into on this ____ day of _____________, 1997, by and between HydroChem Industrial Services, Inc., a Delaware corporation ("HydroChem" or the "Company"), and ___________________, as a director, officer, or both of HydroChem (the "Indemnitee");

        Whereas, the Indemnitee is a member of the Board of Directors of the Company, an officer of the Company, or both and in such capacity or capacities is performing or will perform a valuable service for the Company;

        Whereas, Section 145 of the General Corporation Law of the State of Delaware empowers a corporation organized in Delaware to indemnify persons who serve as directors, officers, employees or agents of the corporation or persons who serve at the request of the corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, employee benefit plan, trust or other enterprise;

        Whereas, the Company desires to have the Indemnitee serve or continue to serve the Company in the current capacity or capacities of Indemnitee, free from undue concern for unpredictable, inappropriate or unreasonable claims for damages by reason of Indemnitee so serving the Company or by reason of the decisions or actions of Indemnitee on behalf of the Company; and

        Whereas, the Indemnitee is willing to serve, or to continue to serve, or to take on additional service for the Company on the condition that Indemnitee be indemnified as provided for in this Indemnification Agreement;

        Now, Therefore, in consideration of the premises and in order to induce the Indemnitee to continue to serve HydroChem and its stockholders, the parties hereto agree as follows:

        1.    Indemnification.

              (a) HydroChem shall indemnify the Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of HydroChem) by reason of the fact that the Indemnitee is or was a director, officer, employee, or agent of HydroChem or its affiliates, or is or was serving at the request of HydroChem as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against all expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such action, suit or proceeding if the Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best

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interests of HydroChem or its affiliates, as appropriate, and, with respect to any criminal action or proceeding, had no reasonable cause to believe Indemnitee's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Indemnitee did not act in good faith and in a manner that Indemnitee reasonably believed to be in or not opposed to the best interests of HydroChem or its affiliates, as appropriate, and with respect to any criminal action or proceeding, had reasonable cause to believe that Indemnitee's conduct was unlawful.

        (b) HydroChem shall indemnify the Indemnitee if Indemnitee is or was a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of HydroChem or its affiliates, as appropriate, to procure a judgment in its favor by reason of the fact that the Indemnitee is or was a director, officer, employee or agent of HydroChem or its affiliates, or is or was serving at the request of HydroChem as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against all expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such action or suit if the Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of HydroChem or its affiliates, as appropriate, except that no indemnification shall be made in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable to HydroChem or its affiliates, as appropriate, unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses as the Delaware Court of Chancery or such other court shall deem proper.

        (c) HydroChem shall indemnify the Indemnitee to the extent that the Indemnitee has been successful on the merits or otherwise in the defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this
Section 1, or in the defense of any claim, issue or matter therein, against all expenses (including attorneys' fees) actually and reasonably incurred by the Indemnitee in connection therewith. For purposes of this Section 1(c), the phrase "successful on the merits or otherwise" shall include, but not be limited to, any favorable judgment, decision, declaration, finding or ruling (whether based upon the merits of the case or on a procedural matter such as the expiration of the statute of limitations, lack of standing or latches) in favor of the Indemnitee in the defense of any action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 1 or in the defense of any claim, issue or matter therein, and shall also include any settlement of such action, suit or proceeding, if in the opinion of counsel to HydroChem such settlement is in the best interests of HydroChem or its affiliates, as appropriate.

        (d)     Any indemnification of the Indemnitee under paragraphs (a) and
(b) of this Section 1 (unless ordered by a court) shall be made by HydroChem only as authorized in the specific case upon a determination that indemnification of the Indemnitee is proper under the




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     circumstances because he has met the applicable standard of conduct and circumstances set forth in paragraphs (a) or (b) of this Section 1. Such determination shall be made (i) by a majority vote of the directors of HydroChem or its affiliates, as appropriate, who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) if there are no such directors, or if such directors so direct, in a written opinion by an independent legal counsel ("Special Counsel") retained by HydroChem for the purpose of making such determination. The Special Counsel shall be retained by HydroChem within ten days from the receipt by HydroChem of a written notice by claim of the Indemnitee for indemnification and must be reasonably satisfactory to the Indemnitee requesting indemnification. HydroChem shall be solely responsible for all fees and expenses of the Special Counsel.

          (e) Expenses (including attorney's fees) incurred by the Indemnitee in defending a civil or criminal action, suit or proceeding referred to in paragraphs (a) and (b) of this Section 1 shall be paid by HydroChem in advance of the final disposition of such action, suit, or proceeding in the manner provided for in paragraph (d) of this Section 1; provided, however, that as a condition to such payment the Indemnitee shall undertake to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified by HydroChem as authorized by this Indemnification Agreement and applicable law.

     2. No Change In Bylaw Indemnification. HydroChem shall cause to be implemented and continued in effect for the benefit of the Indemnitee the indemnification provided for its directors and officers under Article VIII of its Bylaws in effect on the date hereof, with such changes as may be necessary to comply with the Delaware General Corporation Law. In the event any Indemnitee shall request any indemnification from HydroChem pursuant to such Bylaws, HydroChem shall indemnify the Indemnitee in the manner set forth in and to the fullest extent permitted by such Bylaws and the Delaware General Corporation Law.

     3. Duration of Agreement; Subrogation.

          (a) This Indemnification Agreement shall continue until and terminate upon the later of: (i) ten years after the date as of which the Indemnitee served neither as a director nor officer of the Company; or (ii) the final termination of any action, suit, arbitration, alternative dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, that is pending, is threatened, is completed, or arises on or after the date of this Indemnification Agreement and prior to the tenth anniversary thereof (regardless of (a) when the Indemnitee's act or failure to act occurred or (b) whether such proceeding is internal or external to the Company) in respect of which the Indemnitee is granted rights of indemnification or advancement of expenses hereunder. This Indemnification Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of the Indemnitee and his heirs, executors and administrators.

          (b) In the event of any payment under this Indemnification Agreement, the Company shall be subrogated to the extent of such payment to all of the right of recovery of




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        the Indemnitee, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                (c) The Company shall not be liable under this Indemnification Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that the Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

        4. Successors; Binding Agreement. HydroChem shall require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business or assets of HydroChem, by agreement in form and substance reasonably satisfactory to the Indemnitee, to assume and expressly agree to perform this Indemnification Agreement in the same manner and to the same extent that HydroChem would be required to perform it as if no such succession had taken place. Failure of HydroChem to obtain such agreement prior to effectiveness of any succession shall be a breach of this Indemnification Agreement and shall entitle the Indemnitee to monetary damages from HydroChem in an amount necessary to provide the Indemnitee with the protections he would be entitled to hereunder. As used in this Indemnification Agreement, "HydroChem" includes any successor to the business or assets of HydroChem as defined above that executes and delivers the agreement provided for in this Section 4 or that otherwise becomes bound by all the terms and provisions of this Indemnification Agreement by agreement or by operation of law.

        5. Notice. For the purposes of this Indemnification Agreement, notices and all other communications required by this Indemnification Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed, postage prepaid or telecopied with confirmation thereof, to the respective addresses or telecopier numbers set forth beneath the signatures attached to this Indemnification Agreement (provided that all notices to HydroChem shall be directed to the attention of the President of HydroChem) or to such other address or addresses as either party hereto may have furnished to the other.

        6. Indemnity Not Exclusive. This Indemnification Agreement shall be in addition to any rights which the Indemnitee may be entitled to under any law or other agreement, bylaw provision, vote of stockholders or disinterested directors or otherwise, and shall enure to the benefit of the heirs, executors and administrators of the Indemnitee.

        7. Choice of Law. The validity, interpretation, construction and performance of this Indemnification Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law.

        8. Validity. If any provision of this Indemnification Agreement is found by the Delaware Court of Chancery or other court of competent jurisdiction to be contrary to public police or law, such provision shall be construed to be consistent with such public policy or law to the extent possible, and the invalidity or unenforceability of any provision of this Indemnification Agreement




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shall not affect the validity and enforceability of any other provision of this
Indemnification Agreement, which shall remain in full force and effect.

        9. Counterparts. This Indemnification Agreement may be executed in several counterparts, each of which shall be deemed to be an original but all of which together shall constitute one and the same instrument.

        In Witness Whereof, each of the parties hereto has executed this Indemnification Agreement as of the date and year first set forth above.

                                        HydroChem Industrial Services, Inc.



                                        By:
                                           ---------------------------------
                                        Name:
                                              ------------------------------
                                        Title:
                                               -----------------------------

                                        Address:
                                        6210 Rothway
                                        Houston, Texas 77040
                                        Telecopy: (713) 462-4125

                                        Indemnitee:

                                        Name:
                                              ------------------------------

                                        Address:
                                                 ---------------------------

                                        Telecopy:
                                                  --------------------------



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